Natus Medical Announces Second Quarter 2019 Financial Results

•	Second quarter revenue of $125.5 million exceeded expectations

•	Second quarter GAAP earnings per share of $0.12

•	Second quarter non-GAAP earnings per share of $0.34 exceeded expectations

•	NASDAQ ticker symbol change to “NTUS,” effective July 26, 2019

PLEASANTON, Calif. (July 25, 2019) - Natus Medical Incorporated (NASDAQ: NTUS) (the “Company” or “Natus”), a leading provider of medical device solutions focused on the diagnosis and treatment of central nervous and sensory system disorders for patients of all ages, today announced financial results for the three and six months ended June 30, 2019.

Key Results During the Quarter

➢    Achieved organic revenue growth after divestitures of 5%
➢    Reduced inventory by $2.5 million during the quarter
➢    Reduced days sales outstanding by 11 days year over year
➢     Generated $17.6 million in operating cash flow
➢     Reduced debt by $20.0 million

For the second quarter ended June 30, 2019, the Company reported revenue of $125.5 million, a decrease of 4.0% compared to $130.7 million reported for the second quarter 2018. GAAP gross profit margin was 57.1% during the second quarter of 2019 compared to 57.4% in the second quarter 2018. GAAP net income was $4.2 million, or $0.12 per diluted share, compared with GAAP net loss of $2.6 million, or $0.08 per share in the second quarter 2018.

Non-GAAP earnings per diluted share was $0.34 for the second quarter 2019, compared to $0.35 in the second quarter 2018. Non-GAAP net income was $11.3 million for the second quarter 2019 compared to the prior year's second quarter non-GAAP net income of $11.6 million. Non-GAAP gross profit margin was 59.3% in the second quarter 2019 compared to 62.1% reported for the second quarter of 2018.

For the six months ended June 30, 2019, the Company reported revenue of $240.3 million, a decrease of 7.3% compared to $259.3 million reported for the same period in 2018. GAAP gross profit margin was 57.5% vs. 56.6% reported for the same period in 2018. GAAP net loss was $25.8 million, or $0.77 per share, compared with GAAP net loss of $5.7 million, or $0.17 per share in the same period in 2018.

Non-GAAP earnings per diluted share was $0.43 for the first six months in 2019, compared to $0.59 in the same period in 2018. The Company reported non-GAAP net income of $14.4 million for the six months ended June 30, 2019, compared to the prior year's non-GAAP net income of $19.6 million.

“Second quarter results exceeded the high end of our expectations. Revenue from our neuro end market, grew 7% adjusted for the divested GND business. Sales of our Otoscan digital ear scanner and hearing aid fitting products drove growth in our audiology market. Sales of our Neoblue® phototherapy devices and Algo® hearing screening devices and supplies grew within newborn care market,” said Jonathan Kennedy, President and Chief Executive Officer of Natus. “Completing the divestitures of GND,

Neurocom® and Medix in the first half of the year, enhances our ability to grow our core businesses, drive operational efficiency and increase cash flows.”

“Our One Natus initiatives are progressing according to plan, allowing us to now look forward beyond the reorganization. Natus has a rich portfolio of solutions focused on the diagnosis and treatment of central nervous and sensory system disorders for patients of all ages. With our customer focused organization and strategic direction now in place, we are in a solid position to expand and grow within our markets.” Kennedy continued. “Today, we also announced the change of our ticker symbol to NTUS, better reflecting the identity and diversity of our business.”

Financial Guidance

For the third quarter of 2019, the Company's revenue guidance is expected to be between $122.0 million and $126.0 million and non-GAAP earnings per share guidance is expected to be between $0.32 and $0.39.

For the full year 2019, the Company narrowed its expected revenue guidance to be between $492.0 million and $500.0 million from $489.0 million to $505.0 million and non-GAAP expected earnings per share guidance to be between $1.19 and $1.32 from $1.17 to $1.44.

The Company's non-GAAP earnings per share guidance excludes charges for amortization expense associated with intangible assets from prior acquisitions, certain other expenses, and related tax effects, which the Company expects to be approximately $4.9 million and $49.8 million for the third quarter 2019 and full year, respectively, and which the Company expects will reduce GAAP earnings per share by approximately $0.13 and $1.45 for the respective periods.

Use of Non-GAAP Financial Measures

The Company presents in this release its non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin and non-GAAP operating margin results which exclude amortization expense associated with certain acquisition-related intangibles, restructuring charges, certain discrete items, direct costs of acquisitions, and the related tax effects. A reconciliation between non-GAAP and GAAP financial measures is included in this press release.

The Company believes that the presentation of results excluding these charges or gains provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and better reflects the ongoing economics of the Company's operations. The Company believes these non-GAAP financial measures facilitate comparison of operating results across reporting periods.

Specifically, the Company excludes the following charges, gains, and their related tax effects in the calculation of non-GAAP net income, non-GAAP earnings per share and non-GAAP operating expense: 1) Non-cash amortization expense associated with certain acquisition-related intangibles. The charges reflect an estimate of the cost of acquired intangible assets over their estimated useful lives. 2) Restructuring and other non-recurring charges. The Company has over time completed multiple acquisitions of other companies and businesses. Following an acquisition the Company will, as it determines appropriate, initiate restructuring events to eliminate redundant costs. Restructuring expenses, which are excluded in the non-GAAP items, are exclusively related to permanent reductions in our workforce and redundant facility closures. Other non-recurring costs are associated with the transition of the executive management team. These costs can include stock compensation from accelerated vesting of stock, severance payouts and related payroll expenses. 3) Certain discrete items. These items represent significant infrequent charges or gains that management believes should be viewed outside of normal operating results, and each significant discrete transaction is evaluated to determine whether it should be excluded from non-GAAP reporting. These items are specifically identified when they occur. 4) Direct costs of acquisitions. These are direct acquisition-related costs that occur when the Company makes an acquisition, such as professional fees, due diligence costs, and earn-out adjustments.

The Company applies GAAP methodologies in computing its non-GAAP tax provision by determining the annual expected effective tax rate after taking into account items excluded for non-GAAP financial reporting purposes.  The Company’s non-GAAP tax expense and its non-GAAP effective tax rate are generally higher than its GAAP tax expense and GAAP effective tax rate because the income subject to taxes would be higher due to the effect of the expenses excluded from non-GAAP financial reporting. The nature of each quarterly discrete transaction will be evaluated to determine whether it should be excluded from non-GAAP reporting.

The Company's management uses these non-GAAP financial measures in assessing the Company's performance and when planning, forecasting, and analyzing future periods and the Company believes that investors also benefit from being able to refer to these non-GAAP financial measures along with the GAAP operating results. These non-GAAP financial measures also facilitate management's internal comparisons to the Company's historical performance. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Conference Call

Natus has scheduled a conference call to discuss this announcement beginning at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) today, July 25, 2019. Individuals interested in listening to the conference call may do so by dialing 1-844-634-1441 for domestic callers, or 1-508-637-5658 for international callers, and entering reservation code 1776809. A telephone replay will be available for 48 hours following the conclusion of the call by dialing 1-855-859-2056 for domestic callers, or 1-404-537-3406 for international callers, and entering reservation code 1776809. The conference call also will be available real-time via the Internet at http://investor.natus.com, and a recording of the call will be available on the Company’s Web site for 90 days following the completion of the call.

About Natus Medical Incorporated

Natus is a leading provider of medical device solutions focused on the diagnosis and treatment of central nervous and sensory system disorders for patients of all ages.

Additional information about Natus Medical can be found at www.natus.com.

Forward-Looking Statements

This press release contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will”, “outlook” and similar expressions. Forward-looking statements are based on management's current plans, estimates, assumptions and projections, and speak only as of the date they are made. These forward-looking statements include, without limitation, statements regarding creating a more efficient operating model, creating a stronger and more profitable company, enhancing focus on operational excellence, positioning the company for growth and driving long-term value for stakeholders. These statements relate to current estimates and assumptions of our management as of the date of this press release and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are only predictions and the actual events or results may differ materially. Natus cannot provide any assurance that its future results or the results implied by the forward-looking statements will meet expectations. The Company's future results could differ materially due to a number of factors, including the ability of the Company to realize the anticipated benefits from its new structure or from its consolidation strategy, effects of competition, the Company's ability to successfully integrate and achieve its profitability goals from recent acquisitions, the demand for Natus products and services, the impact of adverse global economic conditions and changing governmental regulations, including foreign exchange rate changes, on the Company's target markets, the Company's ability to expand its sales in international markets, the Company's ability to maintain current sales levels in a mature domestic market, the Company's ability to control costs, risks associated with bringing new products to market, and the Company's ability to fulfill product orders on a timely basis, as well as those factors identified under the heading Item 1A “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Natus disclaims any obligation to update information contained in any forward looking statement, except as required by law.

Natus Medical Incorporated
Drew Davies
Executive Vice President and Chief Financial Officer
(925) 223-6700
InvestorRelations@Natus.com

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Revenue	$125,539	$130,653	$240,296	$259,261
Cost of revenue	52,164	52,897	98,534	108,266
Intangibles amortization	1,746	2,717	3,502	4,305
Gross profit	71,629	75,039	138,260	146,690
Gross profit margin	57.1%	57.4%	57.5%	56.6%
Operating expenses:
Marketing and selling	32,236	33,401	65,966	69,273
Research and development	12,769	15,616	25,827	31,059
General and administrative	12,691	23,721	28,995	41,169
Intangibles amortization	3,763	4,151	7,549	8,957
Restructuring	2,668	1,938	40,040	2,750
Total operating expenses	64,127	78,827	168,377	153,208
Income (loss) from operations	7,502	(3,788)	(30,117)	(6,518)
Interest expense	(1,388)	(1,647)	(2,894)	(3,596)
Other income (expense)	188	(751)	(418)	(622)
Income (loss) before tax	6,302	(6,186)	(33,429)	(10,736)
Provision for income tax expense (benefit)	2,114	(3,609)	(7,616)	(5,009)
Net income (loss)	$4,188	$(2,577)	$(25,813)	$(5,727)
Earnings (loss) per share:
Basic	$0.12	$(0.08)	$(0.77)	$(0.17)
Diluted	$0.12	$(0.08)	$(0.77)	$(0.17)
Weighted-average shares:
Basic	33,639	32,859	33,630	32,809
Diluted	33,690	32,859	33,630	32,809

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	June 30,	March 31,	December 31,
	2019	2019	2018
ASSETS

Current assets:
Cash and investments	$52,009	$53,423	$56,373
Accounts receivable	106,934	110,900	127,041
Inventories	78,275	82,866	79,736
Other current assets	28,022	26,793	22,625
Total current assets	265,240	273,982	285,775

Property and equipment	26,547	26,280	22,913
Operating lease right-of-use assets	17,217	18,982	—
Goodwill and intangible assets	274,725	279,595	287,097
Deferred income tax	19,187	19,165	22,639
Other assets	25,084	20,559	19,716
Total assets	$628,000	$638,563	$638,140

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$25,235	$25,103	$28,805
Current portion of long-term debt	35,000	35,000	35,000
Accrued liabilities	51,605	51,157	52,568
Deferred revenue	19,861	19,017	17,073
Current portion of operating lease liabilities	5,960	6,251	—
Liabilities and accrued impairment held for sale	—	24,786	—
Total current liabilities	137,661	161,314	133,446

Long-term liabilities:
Long-term debt	44,570	64,522	69,474
Deferred income tax	8,649	8,467	16,931
Operating lease liabilities	14,326	15,234	—
Other long-term liabilities	21,237	21,325	19,845
Total liabilities	226,443	270,862	239,696
Total stockholders’ equity	401,557	367,701	398,444
Total liabilities and stockholders’ equity	$628,000	$638,563	$638,140

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Operating activities:
Net income (loss)	$4,188	$(2,577)	$(25,813)	$(5,727)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Provision for losses on accounts receivable	360	3,171	960	4,089
Depreciation and amortization	7,716	8,779	15,427	16,694
(Gain) loss on disposal of property and equipment	303	108	482	160
Warranty reserve	1,323	2,100	1,677	975
Share-based compensation	1,908	3,270	4,462	5,632
Impairment of intangible assets held for sale	—	—	—	—
Impairment charge for held for sale assets	—	—	24,571	—
Changes in operating assets and liabilities:
Accounts receivable	3,615	4,306	19,170	2,064
Inventories	2,141	(5,368)	(2,475)	(2,483)
Prepaid expenses and other assets	(3,357)	(9,753)	(11,060)	(15,141)
Accounts payable	(81)	258	(3,517)	(364)
Accrued liabilities	(1,301)	95	(2,620)	3,414
Deferred revenue	757	373	2,739	1,687
Deferred income tax	(18)	239	44	326
Net cash provided by operating activities	17,554	5,001	24,047	11,326
Investing activities:
Acquisition of businesses, net of cash acquired	—	151	—	151
Purchases of property and equipment	(458)	(914)	(2,919)	(3,387)
Purchase of intangible assets	(13)	(298)	(13)	(298)
Net cash used in investing activities	(471)	(1,061)	(2,932)	(3,534)
Financing activities:
Proceeds from stock option exercises and ESPP	1,406	4,515	1,674	5,092
Repurchase of common stock	—	(894)	—	(5,630)
Taxes paid related to settlement of equity awards	(6)	(307)	(1,573)	(326)
Principal payments of financing lease liability	(100)	—	(265)	—
Contingent consideration earn-out	—	—	—	(147)
Payments on borrowings	(20,000)	(10,000)	(25,000)	(35,000)
Net cash used in financing activities	(18,700)	(6,686)	(25,164)	(36,011)
Exchange rate changes effect on cash and cash equivalents	203	(6,817)	(315)	(5,823)
Net decrease in cash and cash equivalents	(1,414)	(9,563)	(4,364)	(34,042)
Cash and cash equivalents, beginning of period	53,423	64,471	56,373	88,950
Cash and cash equivalents, end of period	$52,009	$54,908	$52,009	$54,908

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
GAAP based results:
Income (loss) before provision for income tax	$6,302	$(6,186)	$(33,429)	$(10,736)

Non-GAAP adjustments:
Intangibles amortization (COGS)	1,746	2,717	3,502	4,305
Recall accrual and remediation efforts (COGS)	322	2,305	67	2,573
Restructuring and other non-recurring costs (COGS)	738	27	989	27
Direct costs of acquisitions (COGS)	40	1,072	123	3,480
Intangibles amortization (OPEX)	3,763	4,151	7,549	8,957
Direct costs of acquisitions (M&S)	15	387	33	409
Recall accrual and remediation efforts (R&D)	—	1,741	—	3,587
Direct costs of acquisitions (R&D)	46	138	91	184
Restructuring and other non-recurring costs (OPEX)	2,594	4,239	40,258	5,206
Direct costs of acquisitions (G&A)	90	789	134	3,180
Restructuring and other non-recurring costs (OI&E)	—	(2)	—	366
Extraordinary annual meeting expenses	—	2,214	—	2,214
Litigation (OPEX)	10	754	697	996
Non-GAAP income before provision for income tax	15,666	14,346	20,014	24,748

Income tax expense, as adjusted	$4,350	$2,755	$5,591	$5,130

Non-GAAP net income	$11,316	$11,591	$14,423	$19,618
Non-GAAP earnings per share:
Basic	$0.34	$0.35	$0.43	$0.60
Diluted	$0.34	$0.35	$0.43	$0.59

Weighted-average shares used to compute
Basic non-GAAP earnings per share	33,639	32,859	33,630	32,809
Diluted non-GAAP earnings per share	33,690	33,241	33,733	33,196

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
GAAP Gross Profit	$71,629	$75,039	$138,260	$146,690
Amortization of intangibles	1,746	2,717	3,502	4,305
Direct cost of acquisitions	40	1,072	123	3,480
Recall accrual and remediation efforts	322	2,305	67	2,573
Restructuring and other non-recurring costs	738	27	989	27
Non-GAAP Gross Profit	$74,475	$81,160	$142,941	$157,075
Non-GAAP Gross Margin	59.3%	62.1%	59.5%	60.6%

GAAP Operating Income (Loss)	$7,502	$(3,788)	$(30,117)	$(6,518)
Amortization of intangibles	5,509	6,868	11,051	13,262
Recall accrual and remediation efforts	322	4,046	67	6,160
Litigation	10	754	697	996
Restructuring and other non-recurring costs	3,332	4,266	41,247	5,233
Direct cost of acquisitions	191	2,386	381	7,253
Extraordinary annual meeting expenses	—	2,214	—	2,214
Non-GAAP Operating Profit	$16,866	$16,746	$23,326	$28,600
Non-GAAP Operating Margin	13.4%	12.8%	9.7%	11.0%

GAAP Income Tax Benefit (Expense)	$2,114	$(3,609)	$(7,616)	$(5,009)
Effect of accumulated change of pretax income	2,662	7,072	5,707	10,791
Effect of change in annual expected tax rate	(503)	(1,531)	(606)	(1,584)
Repatriation tax adjustment	—	(88)	(177)	101
Stock-based compensation adjustment	—	911	—	831
Restructuring expenses	77	—	8,283	—
Non-GAAP Income Tax Expense	$4,350	$2,755	$5,591	$5,130

	Three Months Ended	Year Ended
	September 30, 2019	December 31, 2019
GAAP EPS Guidance	$0.19 - $0.26	($0.26) - ($0.13)
Amortization of intangibles	0.17	0.66
Restructuring and other non-recurring costs	0.01	1.24
Litigation	—	0.02
Direct cost of acquisitions	—	0.01
Tax effect	(0.05)	(0.48)
Non-GAAP EPS Guidance	$0.32 - $0.39	$1.19 - $1.32

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GROSS MARGIN BY END MARKETS (unaudited)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Neuro:
Revenue	$71,598	$70,375	$133,988	$136,244
Cost of revenue	27,906	26,381	50,579	54,232
Intangibles amortization	940	1,814	1,882	2,464
Gross profit	$42,752	$42,180	$81,527	$79,548
Gross profit margin	59.7%	59.9%	60.8%	58.4%

Newborn care:
Revenue	$26,563	$30,573	$56,099	$64,477
Cost of revenue	11,424	13,644	23,822	26,135
Intangibles amortization	64	119	129	239
Gross profit	$15,075	$16,810	$32,148	$38,103
Gross profit margin	56.8%	55.0%	57.3%	59.1%

Audiology:
Revenue	$27,378	$29,705	$50,209	$58,540
Cost of revenue	12,834	12,872	24,133	27,899
Intangibles amortization	742	784	1,491	1,602
Gross profit	$13,802	$16,049	$24,585	$29,039
Gross profit margin	50.4%	54.0%	49.0%	49.6%

Consolidated:
Revenue	$125,539	$130,653	$240,296	$259,261
Cost of revenue	52,164	52,897	98,534	108,266
Intangibles amortization	1,746	2,717	3,502	4,305
Gross profit	$71,629	$75,039	$138,260	$146,690
Gross profit margin	57.1%	57.4%	57.5%	56.6%

Note: The revenue and gross margin for our AccuScreen® newborn hearing screening product has been reclassified from Audiology to Newborn Care for both the current and prior periods.

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP GROSS MARGIN BY END MARKETS (unaudited)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Neuro:
GAAP Gross Profit	$42,752	$42,180	$81,527	$79,548
Amortization of intangibles	940	1,814	1,882	2,464
Acquisition charges	40	1,022	123	3,430
Non-GAAP Gross Profit	$43,732	$45,016	$83,532	$85,442
Non-GAAP Gross Margin	61.1%	64.0%	62.3%	62.7%

Newborn care:
GAAP Gross Profit	$15,075	$16,810	$32,148	$38,103
Amortization of intangibles	64	119	129	239
Recall accrual and remediation efforts	(316)	2,305	(571)	2,573
Restructuring and other non-recurring costs	738	2	814	2
Non-GAAP Gross Profit	$15,561	$19,236	$32,520	$40,917
Non-GAAP Gross Margin	58.6%	62.9%	58.0%	63.5%

Audiology:
GAAP Gross Profit	$13,802	$16,049	$24,585	$29,039
Amortization of intangibles	742	784	1,491	1,602
Acquisition charges	—	50	—	50
Recall accrual and remediation efforts	638	—	638	—
Restructuring and other non-recurring costs	—	25	175	25
Non-GAAP Gross Profit	$15,182	$16,908	$26,889	$30,716
Non-GAAP Gross Margin	55.5%	56.9%	53.6%	52.5%

Consolidated:
GAAP Gross Profit	$71,629	$75,039	$138,260	$146,690
Amortization of intangibles	1,746	2,717	3,502	4,305
Acquisition charges	40	1,072	123	3,480
Recall accrual and remediation efforts	322	2,305	67	2,573
Restructuring and other non-recurring costs	738	27	989	27
Non-GAAP Gross Profit	$74,475	$81,160	$142,941	$157,075
Non-GAAP Gross Margin	59.3%	62.1%	59.5%	60.6%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GEOGRAPHIC REVENUE (unaudited)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Consolidated Revenue:
United States	$73,531	$75,467	$139,598	$144,154
International	52,008	55,186	100,698	115,107
Totals	$125,539	$130,653	$240,296	$259,261

United States	59%	58%	58%	56%
International	41%	42%	42%	44%
Totals	100%	100%	100%	100%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
REVENUE AFTER EXITED PRODUCTS (unaudited)
(in thousands)

	Three Months Ended		Six Months Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018	December 31, 2018	December 31, 2017
Revenue	$125.5	$130.7	$240.3	$259.3	$530.9	$501.0
Newborn care	(1.4)	(4.1)	(3.7)	(10.2)	(20.6)	(35.0)
Neuro	(0.1)	(4.4)	(1.0)	(7.7)	(14.3)	(14.6)
Audiology	—	(1.8)	—	(8.3)	(7.9)	(6.9)
Impact of ship holds	2.8	—	6.6	—		—
Revenue after exited products/ship holds	$126.8	$120.4	$242.2	$233.1	$488.1	$444.5

Note: Newborn care, Neuro, and Audiology include exited businesses (GND, Neurocom, Medix) and other end of sales products.